UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event
                  reported) March 5, 1997 (February 21, 1997)


                                  FEI COMPANY

          Oregon                     0-22780                    93-0621989
--------------------------------------------------------------------------------
     (State or other               (Commission                (IRS Employer
     jurisdiction of                 File No.)              Identification No.)
     incorporation or
       organization)


7451 NW Evergreen Parkway, Hillsboro, OR                        97124-5830
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


                                 (503) 640-7500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                    No Change
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 1.  Changes in Control of Registrant
-----------------------------------------

     On February 21, 1997 FEI Company (the "Registrant") completed the transactions contemplated by the Combination Agreement dated November 15, 1996, as amended (the "Combination Agreement"), between the Registrant and Philips Industrial Electronics International B.V., a Netherlands corporation ("PIE") and wholly owned subsidiary of Philips Electronics N.V., a Netherlands corporation ("Philips"), including the issuance of shares of the Registrant's Common Stock to PIE pursuant to the terms and conditions of the Combination Agreement (the "Combination"). Summarized below are the principal terms of the Combination Agreement. The summary of principal terms of the Combination Agreement is qualified in its entirety by the text of the Combination Agreement and the Letter Agreements dated November 22, 1996 and February 21, 1997 between the Registrant and PIE that amended the Combination Agreement, all of which are incorporated herein by reference to Exhibits 2.1, 2.2 and 2.3 hereto.

     Pursuant to the Combination Agreement, PIE consolidated substantially all of the assets and liabilities of the Philips electron optics business, other than the excluded assets and liabilities described below, (the "PEO Operations") into two newly formed, wholly owned subsidiaries of PIE: Philips Electron Optics International B.V., a Netherlands corporation, ("PEO Holdings") and Philips Electron Optics, Inc., a Delaware corporation ("PEO-US"). PIE then transferred all of the outstanding shares of PEO Holdings and all of the outstanding shares of PEO-US to the Registrant. As a result of these transfers, PEO Holdings and PEO-US became wholly owned subsidiaries of the Registrant.

     Pursuant to the Combination Agreement, the Registrant transferred to PIE 9,728,807 newly issued shares of the Registrant's Common Stock, which constituted, when issued, 55% of the shares of Common Stock of the Registrant then outstanding and represented aggregate consideration of approximately $94,856,000, based on the closing price of $9.75 per share on February 20, 1997, the day immediately prior to the date of closing of the Combination ("Closing"). Subsequent to Closing, the Registrant will also issue to PIE, from time to time, that number of additional shares of the Registrant's Common Stock (the "Additional Shares") necessary to maintain PIE's ownership percentage (without regard to other possible share transactions) at 55% after exercise of options and warrants to purchase the Registrant's Common Stock, if those options and warrants were outstanding or issuable without further action by the Registrant's Board of Directors on the date of Closing. Prior to Closing, no person or group of affiliated persons possessed voting control of the Registrant.

     The assets and liabilities which were excluded from the PEO Operations and therefore not transferred to the Registrant are (i) the sales and service organizations related to the Philips electron optics business in countries other than the U. S., Canada, Germany, France, Italy, Japan, The Netherlands and the United Kingdom, (ii) the principal manufacturing and administrative facility used by the PEO Operations in Eindhoven (Acht), The Netherlands, which will be leased to the Registrant by Philips for a term of ten years and (iii) certain other assets and liabilities not pertaining directly to the ongoing conduct of the PEO Operations.

     Following Closing, Mr. William A. Whitward, the general manager of the PEO Operations, was appointed Chief Executive Officer of the Registrant and Mr. William G. Langley was appointed Chief Financial Officer of the Registrant. Dr. Lynwood W. Swanson, the former Chairman of the Board and Chief Executive Officer of the Registrant, was appointed Chairman of the Board of the Registrant following the Closing. Other members of the Board of Directors are Messrs. Langley, Lloyd R. Swenson and Donald R. VanLuvanee, all members of the Board prior to the Combination, and Messrs. Whitward, Alfred B. Bok, Theo J.H.J. Sonnemans, William Curran and Karel van der Mast, each of whom is an employee of Philips or one of its affiliates.

     Pursuant to the Combination Agreement, PIE has agreed to vote its shares so as to cause the Registrant to have two independent directors, in accordance with, and as defined in, Rule 4460(c) of the Rules of the Nasdaq National Market, for a period ending two years after the date of Closing and to vote its shares at the Registrant's first annual meeting following Closing to cause two persons who are not present or former employees of any affiliate of Philips (other than the Registrant) to be elected directors of the Registrants. In addition, for one year following the date of Closing, PIE has agreed not to own, together with Philips and its affiliates, more than 70% of the outstanding Common Stock of the Registrant, subject to certain conditions.

     As long as Philips owns, directly or indirectly through PIE or any other of its affiliates, 40% or more of the outstanding voting securities of the Registrant, PIE has the right to buy, at the then-market price, additional voting securities of the Registrant at the time of issuances to third parties and in amounts needed for Philips to maintain its proportionate ownership of up to 55% of the Registrant's voting securities, as reduced by the net percentage of voting securities of the Registrant sold by PIE at any time.

     The PEO Operations develops, manufactures, sells and services electron optics-based instruments, principally electron microscopes. The principal business offices of the PEO Operations are located in Eindhoven, The Netherlands. The PEO Operations has manufacturing facilities located in The Netherlands, the Czech Republic and Massachusetts. The sales and service activities of the PEO Operations that have been transferred to the Registrant are conducted through subsidiaries in Canada, France, Germany, Italy, Japan, The Netherlands, the United Kingdom and the United States.

Item 2.  Acquisition of Assets
------------------------------

     The Combination may be deemed an indirect acquisition of the assets represented by the securities of PEO Holdings and PEO-US acquired by the Registrant upon completion of the Combination. The Registrant considered a number of factors to determine the amount of consideration to be given for such securities representing such assets, including the range of values for the PEO Operations as presented by Needham & Company, Inc., who acted as financial advisor to the Registrant in connection with the Combination, the Registrant's potential to improve research and development, marketing, breadth of product lines, sales volume and distribution through the synergies of combined management and operations with the PEO Operations; the financial condition and results of operations of the PEO Operations and the Registrant on both historical and prospective bases, including the recent operating performance of the PEO Operations and the Registrant and of the combined entity on a pro forma combined basis; and the relationship of the range of values of the PEO Operations to the market prices of the Registrant's Common Stock.

     The PEO Operations develops, manufactures, sells and services electron optics-based instruments, principally electron microscopes. The Registrant intends to cause the assets of the PEO Operations acquired in the Combination to continue to be used for such purposes.

     For additional information concerning the acquisition of substantially all of the assets of the PEO Operations, see Item 1 above.

Item 5.  Other Events
---------------------

     On February 21, 1997, in connection with the Closing, the Registrant and PIE entered into a Letter Agreement, dated February 21, 1997 (the "Second Letter Agreement"), amending the Combination Agreement. A copy of the Second Letter Agreement is attached as Exhibit 2.3 hereto and is incorporated herein by reference. On February 24, 1997, the Registrant issued a press release announcing the Closing. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Exhibits
-----------------

(a)  Financial Statements of Business Acquired

     The Registrant has determined that it is impracticable to provide the financial statements of the acquired business at the time this Current Report on Form 8-K is filed with the Securities and Exchange Commission (the "Commission"). Such financial statements will be filed with the Commission by an amendment of this report no later than 60 days after the date on which this report must be filed with the Commission.

(b)  Pro Forma Financial Information

     The Registrant has determined that it is impracticable to provide pro forma financial information at the time this Current Report on Form 8-K is filed with the Commission. Such information will be filed with the Commission by an amendment of this report no later than 60 days after the date on which this report must be filed with the Commission.

(c)  Exhibits

*    2.1   Combination Agreement, dated as of November 15, 1996, between FEI
           Company and Philips Industrial Electronics International B.V.

**   2.2   Letter Agreement, dated November 22, 1996, between FEI Company and
           Philips Industrial Electronics International B.V.

     2.3   Letter Agreement, dated February 21, 1997, between FEI
           Company and Philips Industrial Electronics International B.V.

***  2.4   List of omitted schedules to Combination Agreement

     99.1  Press release dated February 24, 1997

---------------------

* Incorporated by reference to Exhibit 2.1 to Registrant's Current Report on Form 8-K dated November 22, 1996.

** Incorporated by reference to Exhibit 2.2 to Registrant's Current Report on Form 8-K dated November 22, 1996.

*** Incorporated by reference to Exhibit 2.3 to Registrant's Current Report on Form 8-K dated November 22, 1996.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:   March 5, 1997

                                       FEI COMPANY



                                       By   WILLIAM G. LANGLEY
                                          --------------------------------------
                                            William G. Langley
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                               Officer)

                                  EXHIBIT INDEX


                                                                 Sequential Page
Exhibit No.  Description                                               No.
-----------  -----------                                         ---------------

   *2.1      Combination Agreement, dated as of November 15,
             1996, between FEI Company and Philips Industrial
             Electronics International B.V.

  **2.2 Letter Agreement, dated November 22, 1996, between FEI Company and Philips Industrial
             Electronics International B.V.

    2.3      Letter Agreement, dated February 21, 1997, between
             FEI Company and Philips Industrial Electronics
             International B.V.

 ***2.4      List of omitted schedules to Combination Agreement

   99.1      Press release dated February 24, 1997

---------------------

* Incorporated by reference to Exhibit 2.1 to Registrant's Current Report on Form 8-K dated November 22, 1996.

** Incorporated by reference to Exhibit 2.2 to Registrant's Current Report on Form 8-K dated November 22, 1996.

*** Incorporated by reference to Exhibit 2.3 to Registrant's Current Report on Form 8-K dated November 22, 1996.